Discontinued Operations	12 Months Ended
Dec. 31, 2010
Discontinued Operations [Abstract]
Discontinued Operations

Note 19—Discontinued Operations

During 2006, we sold Grand Casino Gulfport, however, pursuant to the sales agreement, we retained all insurance proceeds related to that property. Discontinued operations for the period from January 28, 2008 through December 31, 2008 included insurance proceeds of $87.3 million, after taxes, representing the final funds received that were in excess of the net book value of the impacted assets and costs and expenses reimbursed under our business interruption claims for Grand Casino Gulfport.

Summary operating results for discontinued operations is as follows:

	Successor			Predecessor
(In millions)	2010	2009	Jan. 28, 2008 through Dec. 31, 2008	Jan. 1, 2008 through Jan. 27, 2008
Net revenues	$—	$—	$—	$—

Pre-tax income from discontinued operations	$—	$—	$141.5	$0.1

Discontinued operations, net of tax	$—	$—	$90.4	$0.1